Exhibit 99.3

 Cautionary note regarding forward-looking statements  This presentation may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements that are not historical facts, including statements about our expectations, beliefs, plans, strategies, predictions, forecasts, objectives, or assumptions of future events or performance, may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “expects,” “can,” “could,” “may,” “predicts,” “potential,” “opportunity,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “seeks,” “intends” and similar words or phrases. Accordingly, these statements involve estimates, known and unknown risks, assumptions, and uncertainties that could cause actual strategies, actions, or results to differ materially from those expressed in them, and are not guarantees of timing, future results, events, or performance. Because forward-looking statements are necessarily only estimates of future strategies, actions, or results, based on management’s current expectations, assumptions, and estimates on the date hereof, there can be no assurance that actual strategies, actions or results will not differ materially from expectations. Therefore, readers are cautioned not to place undue reliance on such statements. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in capital and credit markets; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Independent Bank Corporation's customers; the implementation of Independent Bank Corporation's strategies and business models; Independent Bank Corporation's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Independent Bank Corporation's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events; changes in accounting standards and the critical nature of Independent Bank Corporation's accounting policies. Certain risks and important factors that could affect Independent Bank Corporation's future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2018 and other reports filed with the SEC, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Independent Bank Corporation undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.  2

 Agenda  Formal Remarks.William B. (Brad) Kessel, President and Chief Executive OfficerRobert N. Shuster, Executive Vice President and Chief Financial OfficerQuestion and Answer session.Closing Remarks.Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the “Presentations” tab.  3

  Quarterly Financial Summary    1Q’19  4Q’18  3Q’18  2Q’18  1Q’18  Diluted EPS   $ 0.39  $ 0.41  $ 0.49  $ 0.36  $ 0.42  Income before taxes   $ 11,548  $ 12,204  $ 14,846  $ 10,884  $ 11,199  Net income   $ 9,381  $ 9,936  $ 11,925  $ 8,817  $ 9,161  Return on average assets   1.13%  1.18%  1.46%  1.12%  1.34%  Return on average equity   11.14%  11.43%  13.83%  10.57%  14.04%  Total assets  $3,383,606  $3,353,281  $3,297,124  $3,234,522  $2,793,119  Total portfolio loans  $2,618,795  $2,582,520  $2,562,578  $2,467,317  $2,071,435  Total deposits  $2,934,225  $2,913,428  $2,798,643  $2,780,516  $2,430,401  Loans to deposits ratio  89.25%  88.64%  91.57%  88.74%  85.23%  Shareholders’ equity  $ 344,726  $ 338,994  $ 345,204  $ 337,083  $ 267,917  Tangible BV per share  $ 13.17  $ 12.90  $ 12.84  $ 12.47  $ 12.46  TCE to tangible assets   9.26%  9.17%  9.51%  9.41%  9.54%  Note: Dollars in thousands, except per share data.  4

 1Q 2019 Financial Highlights  Income StatementNet income of $9.4 million, or $0.39 per diluted share. Return on average assets of 1.13% and return on average equity of 11.14%. These ratios increase to 1.34% and 13.20%, respectively, when excluding the after tax impact of the decline in the fair value of capitalized mortgage loan servicing rights due to price.Net interest income of $30.2 million, up $6.3 million, or 26.3%, from the year ago quarter.A decline in the fair value of capitalized mortgage loan servicing rights (due to price) decreased non-interest income by $2.2 million, or $0.073 per diluted share, after tax.$0.7 million loan loss provision expense (compared to an expense of $0.3 million in year ago quarter). Net gains on mortgage loans of $3.6 million increased $1.0 million from the year ago quarter. Balance Sheet/CapitalTotal portfolio loans grew $36.3 million, or 5.7% annualized. Deposits totaled $2.93 billion at 3/31/19 compared to $2.91 billion at 12/31/18. 1Q’19 growth of $20.8 million, or 2.9% annualized (the annualized growth rate increases to 12.2% when excluding brokered deposits). The 1Q’19 growth was primarily in savings and interest bearing checking account balances and in reciprocal deposits.115,787 shares repurchased during 1Q’19 at an average price of $21.85 per share. 2019 share repurchase plan authorized for up to 5% of outstanding shares. TBV per share increased to $13.17 at 3/31/19 from $12.90 at 12/31/18.Paid a 18 cent per share cash dividend on common stock on 2/15/19.  5

INDEPENDENT | BANK

Our Michigan Markets


Leland
Sleeping Bear Dunes National Lakeshore
Elk Rapids
Bellaire
Gaylord
Atlanta
Alpena
Mancelona
Ossineke
Solon
Traverse City
Frankfort
Beulah
South Boardman
Grayling
Mio
Harrisville
Thompsonville
Roscommon
Huron National Forest
Manton
Rose City
Au Sable
Houghton Lake
West Branch
Tawas City
Cadillac
Manistee
Lake Michigan
Lake Huron
Manistee National Forest
Marion
Butman
Edwards
Skidway Lake
Saginaw Bay
Port Austin
Harrison
Standish
Ludington
Caseville
Baldwin
Evart
Clare
Billings
Pinconning
Harbor Beach
Bad Axe
Big Rapids
Isabella I.R.
Wise
Sebewaing
Hart
Mount Pleasant
Midland
Bay City
Cass City
White Cloud
Rolland Center
Shields
Saginaw
Caro
Whitehall
Fremont
Alma
Sandusky
Howard City
Sumner
Marlette
Frankenmuth
Croswell
Norton Shores
Muskegon
Greenville
Chesaning
Brown City
Sparta
Beecher
Grand Haven
Walker
Grand Rapids
Ionia
St Johns
Owosso
Lapeer
Flint
Kimball
Port Huron
Wyoming
Kentwood
Durand
Portland
St Clair
Holland
Dorr
Caledonia
Lansing
Waterford
Okemos
Webberville
Pontiac
Sterling Heights
Hastings
Howell
West Bloomfield
Walpole Island Indian Reserve 46
Allegan
Charlotte
Mason
Brighton
Farmington Hills
Troy
Warren
South Haven
Leslie
Novi
Livonia
Battle Creek
Westland
Detroit
Kalamazoo
Bangor
Oshtemo
Portage
Marshall
Jackson
Ann Arbor
Dearborn
Taylor
Ypsilanti
St Joseph
Saline
Trenton
Dowagiac
Three Rivers
Coldwater
Hillsdale
Adrian
Monroe
Niles

- Since 2012, substantial changes have been implemented to streamline and optimize our branch delivery network.
- Significant market presence and opportunity to gain market share in attractive Michigan markets.
- Acquisition of Traverse City State Bank on April 1, 2018 added five branches in attractive Northwestern Michigan.
- *Forbes* "Best in Banks and Credit Unions" Survey (published in June 2018) ranked Independent Bank second in the State of Michigan (and #1 for banks headquartered in Michigan) in customer satisfaction.
- Independent Bank received the Mastercard Community Institutions Innovation Award for its 2018 billboard campaign.
- Michigan's unemployment rate was 4.0% in February 2019 (down 0.4% from one year ago and 0.2% above the February 2019 U.S. unemployment rate of 4.0%).

● Independent Bank branches – 68

■ Independent Bank loan production offices (not pictured Fairlawn and Columbus, Ohio)

6

 7  Select Economic Statistics  Unemployment Trends (%)  Total Employees (Thousands)  Regional Average Home Sales Price (Thousands)  Annualized Home Sales (Thousands)  Continued low unemployment rates  Job growth continues  Rising prices in key markets  Slowing Michigan home sales

 Our Markets – Regional  Region  Cities  Branches  3/31/19Portfolio Loans(1)  % ofLoans(1)  3/31/19Deposits(3)  % of Deposits(3)  3/31/18 Portfolio Loans(2)  3/31/18 Deposits(3)  East / “Thumb”  Bay City / Saginaw  23  $ 415  17%  $ 788  33%  $ 360  $ 773  West  Grand Rapids / Ionia  21  790  31%  731  30%  688  713  Central  Lansing  12  208  8%  393  16%  212  387  Southeast  Troy  7  639  25%  300  12%  581  337  Northwest  Traverse City  5  318  13%  210  9%  n/a  n/a  Ohio  Columbus  --  146  6%  n/a  n/a  109  n/a  Total    68  $2,516  100%  $2,422  100%  $1,950  $2,210  Note: Dollars are in millions.Loans exclude those related to resort lending ($72 million) and purchased mortgage loans ($31 million).Loans exclude those related to resort lending ($87 million) and purchased mortgage loans ($34 million). Deposits exclude reciprocal deposits, brokered deposits and certain other “non-market” deposits.  8

INDEPENDENT | BANK

Low Cost Deposit Franchise

Focused on Core Deposit Growth

Deposit Composition – 3/31/19



Time 13%
Non-interest Bearing 30%
Brokered 7%
Savings and Interest-bearing Checking 41%
Reciprocal 9%

Cost of Deposits (%)/Total Deposits (billions)



1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
$3.10
$2.90
$2.70
$2.50
$2.30
$2.10
$1.90
$1.70
$1.50
$2.25
$2.34
$2.40
$2.43
$2.78
$2.80
$2.91
$2.93
0.26%
0.31%
0.34%
0.38%
0.48%
0.57%
0.69%
0.79%
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Total Deposits
Cost of Deposits

Deposit Highlights

- $2.93 billion in total deposits at 3/31/19.
  - Substantially core funding.
  - $2.28 billion of non-maturity deposit accounts (77.6% of total deposits).
- Total deposits increased $153.0 million, or 6.6%, since 3/31/18 (excluding brokered deposits and $253.9 million of non-brokered deposits acquired in the TCSB Merger).
- Cumulative deposit cost beta vs. change in average effective federal funds rate:
  - 36.6% (Q2'17 to Q1'19)
  - 43.2% (over the past four quarters)
- Average deposits per branch of $40.0 million at 3/31/19 vs. $20.2 million at 12/31/11 (an increase of 98.0%).
- 2019 focus:
  - Commercial – small to middle market business and public funds.
  - Treasury management services.
  - Retail – checking accounts and debit card services.
  - Digital – continue to expand the use of digital and improved Omni-channel service delivery to enhance customer experience.

9

INDEPENDENT | BANK

Diversified Loan Portfolio

Focused on High Quality Growth

Loan Composition – 3/31/19


Held for Sale
2%
Installment
15%
Commercial
44%
Mortgage
39%

Yield on Loans (%)/Total Portfolio Loans (billions)


5.10%
5.00%
4.90%
4.80%
4.70%
4.60%
4.50%
4.40%
4.30%
4.20%
$2.80
$2.60
$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
4.49%
4.55%
4.49%
4.57%
4.86%
4.84%
4.98%
5.03%
$1.81
$1.94
$2.02
$2.07
$2.47
$2.56
$2.58
$2.62
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Total Portfolio Loans
Yield on Loans

Lending Highlights

- 20 consecutive quarters of net loan growth.
- $2.662 billion in total loans at 3/31/19 (including $43.1 million of loans held for sale).
- 1Q 2019 lending results include:
  - Commercial loans net growth of $23.9 million, or 8.5% annualized.
  - Consumer installment loans net growth of $11.5 million, or 11.8% annualized.
  - Portfolio mortgage loans net growth of $0.9 million, or 0.3% annualized. The 1Q'19 growth rate was reduced due to the securitization of $29.9 million of portfolio mortgage loans for asset-liability management and liquidity purposes. 1Q'19 mortgage loan origination volume of $137.8 million (down 13.3% from 1Q'18).
- 2019 focus:
  - Commercial – businesses with $1 million to $100 million in annual sales.
  - Consumer – through branch network, internet and indirect channels.
  - Residential mortgage – purchase money (both salable and portfolio) and QRM and home equity lending opportunities.

10

INDEPENDENT | BANK

Strong Capital Position

Focused on Shareholder Return

ROA, ROE and TCE Ratio


14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.08%
11.19%
11.54%
12.43%
12.47%
11.74%
9.45%
9.54%
9.41%
9.51%
9.17%
9.26%
1.00%
1.10%
1.15%
1.26%
1.27%
1.22%
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
ROA
ROE
TCE Ratio

Note: ROA and ROE represent a four quarter rolling average.

Note: Q4'17 ROA and ROE calculations exclude the impact of the $5.96 million revaluation of net deferred tax assets.

Highlights

- Prudent capital management. Target TCE ratio – 8.50% to 9.50%. Priorities are: (A) capital retention to support (1) organic growth and (2) acquisitions; and (B) return of capital through (1) strong and consistent dividend and (2) share repurchases.
- 2019 share repurchase plan approved for up to 5% of outstanding common shares. During 1Q'19, 115,787 shares were repurchased (through 4/21/19) at an average price of $21.85 per share.
- Quarterly cash dividend rate increased by 20% to $0.18 per share effective 2/15/19.
- Goals of 1.3% ROA or better and 13% ROE or better.

11

 12  HighlightsInterest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us to slightly benefit from a rising interest rate environment.Net interest income decreased 1.4% in 1Q’19 vs. 4Q’18 due primarily to two less days in the quarter and a five basis point decline in the net interest margin that were partially offset by a $30.5 million increase in average interest-earning assets.Commercial loans 52% fixed/48% variable (63% tied to Prime, 33% tied to LIBOR and 4% tied to a US Treasury rate). Mortgage loans (including HECL) 45% fixed/55% variable (21% tied to Prime, 55% tied to LIBOR and 24% tied to a US Treasury rate). Seeing pressure on deposit rates due to the past increases in the target federal funds rate/short-term interest rates.   Net Interest Margin (TE)(%)  Net Interest Income ($ in Millions)   Net Interest Margin/Income

 Net Interest Income and Net Interest Margin Details  Summary1Q’19 net interest income of $30.243 million was down $0.426 million from 4Q’18. The linked quarter decrease was due to a $0.157 million decrease in interest income and fees on loans and a $0.641 million increase in interest expense on deposits and borrowings that were partially offset by a $0.372 million increase in interest income on securities and investments. The decrease in interest income and fees on loans was due to two less days in 1Q’19 ($0.448 million decrease in interest income), a decrease in interest recoveries, net on previously charged-off or non-accrual loans of $0.111 million, which decreased the overall average yield on loans by 2 basis points (bps), and a $5.743 million decrease in average balance that were partially offset by a 5 bps increase in the average yield. The tax equivalent net interest margin (NIM) decreased 5 bps (3.88% vs. 3.93%) due to a 9 bps increase in the cost of funds (interest expense as a percentage of average interest-earning assets) that was only partially offset by a 4 bps increase in the yield on interest earning assets. 1Q’19 discount accretion on the TCSB acquired loans of $0.357 million increased the NIM by 4.6 basis points. Overall, two less days in 1Q’19 reduced net interest income by $0.319 million compared to 4Q’18. Average yield on new/renewed commercial loans was 5.84% on fixed rate (41.9% of production) and 5.26% on variable rate (58.1% of production), 1Q’19 volume of $75.2 million with an estimated average duration of 2.1 years. Average yield on new retail loans (mortgage and consumer installment) was 4.74%, 1Q’19 volume of $98.2 million with an estimated average duration of 3.6 years.Loan Portfolio DetailsCommercial loans: Interest income increased $0.006 million due to a 2 bps increase in the average yield (5.56% vs. 5.54%) and a $21.302 million increase in the average balance that were largely offset by two less days in 1Q’19 ($0.350 million decrease in interest income) and a $0.163 million decrease in interest recoveries, net (this decreased the average yield by 6 bps). Mortgage loans (includes loans held for sale): Interest income decreased $0.056 million due to a $27.445 million decrease in the average balance that was partially offset by a 9 bps increase in the average yield (4.63% vs. 4.54%) and a $0.044 million increase in Interest recoveries, net (this increased the average yield by 2 bps).Consumer installment loans: Interest income decreased $0.107 million due to a 2 bps decrease in the average yield (4.58% vs. 4.60%) and one less day in 1Q’19 ($0.098 million decrease in interest income) that were partially offset by a $0.400 million increase in average balance and a $0.008 million increase in interest recoveries, net (this increased the average yield by 1 bp)Other FactorsSecurities and investments: Interest income increased $0.372 million due to an 8 bps increase in the average TE yield (3.06% vs. 2.98%) and a $36.3 million increase in average balance. Two less days in the first quarter reduced interest income by $0.013 million.Deposits and borrowings: Interest expense increased $0.641 million due to a $56.8 million increase in the average balance of interest-bearing liabilities and a 12 basis point increase in the average cost of interest-bearing liabilities (1.23% vs. 1.11%). Two less days in the first quarter reduced interest expense by $0.142 million.   Analysis of Linked Quarter Increase  13

 14  Cost of Funds AnalysisFocused on Balancing Deposit Retention and Funding Costs  Note: COF is average quarterly cost of funds; EFF is monthly average effective federal funds rate for the quarter; and Spot FF is the spot federal funds rate.  Historical IBCP Cost of Funds vs. the Federal Funds Rate  Note: Cumulative beta (change in COF divided by change in effective federal funds rate) was 8.6% from Q3’15 to Q2’17. Cumulative beta moved up to 33.1% from Q2’17 to Q1’19. The acceleration, was in part, caused by an increase in wholesale funding (brokered time deposits and borrowings, excluding subordinated debentures) from $118.8 million at 6/30/17 to $237.8 million at 3/31/19.

 15  Non-interest Income  HighlightsDiverse sources of non-interest income which totaled $10.0 million in 1Q’19.1Q’19 total non-interest income represents approximately 24.8% of total revenue (net interest income and non-interest income).Service charges on deposits declined by $0.3 million, or 9.1%, in 2019 vs. 2018, due primarily to a reduction in NSF fees.Interchange revenue increased by $0.1 million, or 4.9%, in 2019 vs. 2018, due to higher transaction volume.1Q’19 net gains on mortgage loans totaled $3.6 million, which was up $1.04 million from 1Q’18, due primarily to higher loan sales volumes.1Q’19 mortgage loan servicing includes a $2.203 million ($0.07 per diluted share, after tax) decrease in fair value adjustment due to price. 1Q’18 included a $1.458 million ($0.05 per diluted share, after tax) increase in fair value adjustment due to price.   YTD 2019 Non-interest Income Breakout  Non-interest Income Trends ($ in Millions)

INDEPENDENT | BANK

Non-interest Expense

Non-interest Expense ($ in Millions)


$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
95%
90%
85%
80%
75%
70%
65%
$22.8
$22.6
$23.1
$24.1
$29.8
$26.7
$26.8
$28.0
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Compensation and Benefits
Loan and Collection
Occupancy
Data Processing
FDIC Insurance
Other
Efficiency (4Q Moving Average)

Highlights

- 1Q'19 non-interest expenses totaled $28.0 million (an increase from 1Q'18 and from 4Q'18).
- High end of the projected range for non-interest expenses was $27.5 million. The two negative variances from this projection in 1Q'19 were compensation and benefits ($0.4 million) and net loss on other real estate ($0.1 million).
- 1Q'19 compensation and benefits increased by $1.9 million over 1Q'18 due primarily to increases in salaries, payroll taxes and health insurance costs. The increase in salaries is primarily due to the TCSB Merger and annual merit raises. The increase in payroll taxes is due to the aforementioned compensation increase. The increase in health insurance costs is due to the TCSB Merger and higher claims in 2019 relative to 2018. Several other categories of non-interest expenses were higher on a year-over-year basis due to the TCSB Merger.
- Efficiency ratio: 2019 1Q – 69.3% (65.5% excluding FV change due to price on MSRs), 2018 – 67.2% (65.0% excluding TCSB Merger related expenses); 2017 – 69.2%; 2016 – 73.7%; 2015 – 77.2%; 2014 – 80.3%; and 2013 – 82.6%.

16

 17  Investment Securities Portfolio  HighlightsHigh quality, liquid, diverse portfolio with relatively short duration.Fair value of $462.0 million(1) at 3/31/19.Net unrealized loss of $0.1 million at 3/31/19 (representing 0.02% of amortized cost).70% of the portfolio is AAA rated (or backed by the U.S. Government).2.40 year estimated average duration with a weighted average yield of 3.17% (with TE gross up).Approximately 31% of the portfolio is variable rate.  (1) Includes investments in bank CD’s of $0.5 million.  Investment Portfolio by Type (3/31/19)  Investment Portfolio by Rating (3/31/19)

 18  Credit Quality Summary  Note 1: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.Note 2: 12/31/16 30 to 89 days delinquent data excludes $1.63 million of payment plan receivables that were held for sale.  Non-performing Assets ($ in Millions)  ORE/ORA ($ in Millions)  Non-performing Loans ($ in Millions)  30 to 89 Days Delinquent ($ in Millions)

 19  Note: Dollars all in millions.  Provision for Loan Losses  Loan Net Charge-Offs/Recoveries  Allowance for Loan Losses  Credit Cost Summary

 20  Classified Assets and New Default Trends  Note: Dollars all in millions.  Total Classified Assets  Commercial Loan New Defaults  Total Loan New Defaults  Retail Loan New Defaults

INDEPENDENT | BANK

Troubled Debt Restructurings (TDRs)

93% of TDRs are Current

TDRs ($ in Millions)


$140
$120
$100
$80
$60
$40
$20
$0
95%
90%
85%
80%
75%
70%
65%
60%
$124
89%
89%
$110
91%
$88
89%
$78
88%
$65
91%
$64
93%
$61
93%
$59
93%
$56
93%
$53
93%
2013
2014
2015
2016
2017
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Performing
Nonperforming
% Current

TDR Highlights

- Working with client base to maximize sustainable performance.
- The specific reserves allocated to TDRs totaled $5.2 million at 3/31/19.
- A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan.
- 93.2% of TDRs are current as of 3/31/19.
- **Commercial TDR Statistics:**
  - 31 loans with $6.3 million book balance.
  - 98.9% performing.
  - WAR of 5.45% (accruing loans).
  - Well seasoned portfolio; over 94% of accruing loans are not only performing but have been for over a year since modification.
- **Retail TDR Statistics:**
  - 551 loans with $47.1 million book balance.
  - 94.4% performing.
  - WAR of 6.05% (accruing loans).
  - Well seasoned portfolio; over 96% of accruing loans are not only performing but have been for over a year since modification.

21

INDEPENDENT | BANK

CECL (ASU 2016-13) Countdown

Description of Task / Action Step	Date	Status / Notes
1. Full transition of Excel based incurred allowance for loan losses (ALLL) model into a third-party software solution.	1Q'19	Parallel runs completed in 2018 and full transition in 1Q'19.
2. Select CECL calculation methodologies for each loan segment.	1Q'19	Methodology documentation and testing completed. A discounted cash flow model is generally preferred.
3. Determine appropriate economic/subjective factors for each loan segment to adjust for current environment.	1Q'19	Qualitative factor analysis has been completed.
4. Establish methodology for adjusting loss rates for reasonable and supportable forecast periods.	1Q'19	Regression analysis of loss rates and relevant economic factors completed. Have determined appropriate factors and application methods. Sources for future external economic forecasts in process of review.
5. Historical data validation.	1Q'19	Third-party review of historical data integrity and incurred ALLL process validation.
6. Run full CECL calculations on loan portfolio using all inputs – share impact internally.	2Q'19	Full CECL calculations completed on loan portfolio. Share results internally in 2Q'19.
7. CECL model validation.	2Q/3Q'19	Third-party review of CECL model and validation.
8. Disclose estimated financial impact of CECL on IBCP in public reporting.	August '19	Targeting disclosure of CECL impact range on ALLL in 2Q'19 Form 10-Q.
9. Finalize new financial disclosures.	4Q'19	Update class and risk metrics (if needed) in loan disclosures, and develop new vintage and other required CECL disclosures.
10. Finalize CECL methodology and policy and procedure documentation ahead of 1/1/2020 implementation.	4Q'19	Complete all CECL internal documentation (key controls/policies/procedures) and finalize CECL ALLL calculations.
11. Transition to CECL.	**1/1/2020**	**Record entry for adoption of CECL.**

22

INDEPENDENT | BANK

2019 Actual Performance vs. Original Outlook

Category	Outlook
Lending	**Continued growth** IBCP goal of high single digit (8% to 9%) overall loan growth in 2019, primarily supported by increases in commercial loans, mortgage loans and consumer loans. Expect much of this growth to occur in the last three quarters of 2019. This growth forecast also assumes a stable Michigan economy. **1Q'19 update: Annualized portfolio loan growth of 5.7%. Expect seasonal acceleration of loan growth in 2Q'19 and 3Q'19 and to meet goal of 8% to 9% loan growth for the full year.**
Net Interest Income	**Growth driven primarily by higher portfolio loan balances, expect total deposits to grow by 3% to 4% in 2019** IBCP goal of approximately 10% to 11% increase in net interest income (NII) over 2018. Expect the net interest margin to be relatively stable to slightly higher in 2019. The forecast assumes one 0.25% increase in the federal funds rate in June 2019 and long-term interest rates up slightly over year end 2018 levels. **1Q'19 update: Actual net interest income of $30.2 million up 26.3% from 1Q'18. Maintaining forecast of a full year increase of 10% to 11% over 2018.**
Provision for Loan Losses	**Steady asset quality metrics** Very difficult area to forecast. Future provision levels will be particularly sensitive to loan net charge-offs, watch credit levels, loan default volumes, and TDR portfolio performance as well as loan growth. The allowance as a percentage of total loans was at 0.96% at 12/31/18. A full year provision (expense) for loan losses of approximately 0.20% of average total portfolio loans would not be unreasonable in 2019. **1Q'19 update: Actual provision for loan losses of $0.7 million (0.10% of average loans, annualized) was below expectations due primarily to continued low levels of loan net charge-offs, new loan defaults and non-performing loans.**
Non-interest Income	**IBCP forecasted 2019 quarterly range of $11 million to $12 million with the total for the year up 4% to 5% from 2018 actual of $44.8 million** Expect mortgage lending volumes in 2019 to be generally comparable to 2018. Expect mortgage banking revenues (primarily gain on sale) to improve in 2019 due to some margin expansion. Expect service charges on deposits and interchange income in 2019 to be generally comparable to 2018. **1Q'19 update: Excluding $2.2 million negative fair value change due to price of MSRs and $0.3 million of net gains on securities, non-interest expense was $11.9 million, or at the high end of the projected range. Maintaining forecasted range for last three quarters of 2019.**
Non-interest Expenses	**IBCP forecasted 2019 quarterly range of $27 to $27.5 million with the total for the year up slightly (about 1%) from the 2018 actual of $107.5 million** Excluding Merger related expenses ($3.5 million) and gain on sale of other real estate ($0.7 million) and adjusting for TCSB being in only three quarters of 2018, the assumed run rate for 2019 expenses is just over 2% higher than the adjusted 2018 level. **1Q'19 update: Actual non-interest expense of $28.0 million is above the high end of projected range due to negative variances in health care costs and loss on other real estate. Maintaining forecasted range of $27.0 million to $27.5 million for last three quarters of 2019.**
Income Taxes	Approximately a 20% effective income tax rate in 2019. This assumes a 21% statutory federal corporate income tax rate during 2019. **1Q'19 update: 18.8% actual effective income tax rate. Expect effective income tax rate to move up to 20% for 2Q and 3Q 2019.**

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Strategic Initiatives  Growth1. Improve net interest income via balanced loan growth, disciplined risk adjusted loan pricing and active management of deposit pricing. 2. Innovative and targeted customer acquisition, retention and cross sales strategies leveraging data analytics, inside sales staff, and intra-company referrals with strategic business unit partners.3. Add new customers and grow revenue through outbound calling efforts.4. Add new customers and grow revenue through the addition of new talented sales professionals in our existing markets. 5. Supplement our organic growth initiatives via selective and opportunistic bank acquisitions and branch acquisitions. Process Improvement and Cost Controls1. Review core processing, debit card processor and digital channel partner(s), select and negotiate new agreement(s).2. Review, and negotiate new debit card contract.3. On-going branch optimization: including assessing existing locations; new locations; service hours; staffing; workflow; and our leveraging of existing technology. 4. Modernize branch delivery technology/systems.5. Expand Digital Branch (Call Center) services.6. All business lines and departments: streamline/automate operating processes and workflows (use process mapping to identify moments of value and eliminate duplication and waste.7. Build/enhance dashboard reporting and business intelligence.Talent Management 1. We recognize that the path to organizational success is through the success of each and every one of our team members. Accordingly we encourage and support the professional development of our colleagues through our IB Leadership Program, mentoring and other initiatives. 2. We are passionate about our desire to ensure that our team members are empowered and supported in a way that will best position them to serve our customers. 3. We believe that if we are committed to the well-being of our team members, and recognize and reward their contributions, they will ensure our success.Risk Management1. Maintain strong, high quality, capital levels. 2. Maintain excellent asset quality and strong proactive monitoring and problem resolution.3. Sound overall risk management with effective and transparent reporting.4. Strong and consistent earnings, augmenting capital.5. Active liquidity and interest rate risk monitoring and management.6. Strong, independent and collaborative risk management, utilizing three layers of defense (business unit, risk management and internal audit). 7. Effective operational controls with special emphasis on cyber security, fraud prevention and regulatory compliance.8. Effective working relationships with banking regulators and other key outside oversight partners.  24

 Q&A and Closing Remarks  Question and Answer SessionClosing RemarksThank you for attending !NASDAQ: IBCP  25